UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 13, 2005

  PAINCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida

1-14160

06-1110906

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

 1030 N. Orange Avenue, Suite 105, Orlando, Florida 32801

(Address of principal  executive offices) (Zip Code)

Registrant’s telephone number, including area code  (407) 367-0944

Registrant’s facsimile number, including area code  (407) 367-0950

Registrant’s Website address:  www.PAINCAREINC.COM

    Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c) Exhibits

99.1

Consent of Tschopp, Whitcomb and Orr, P.A.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: July 13, 2005	By: /s/ RANDY LUBINSKY Chief Executive Officer and Director
Date: July 13, 2005	By: /s/ MARK SZPORKA Chief Financial Officer, Secretary and Director